UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 1, 2025

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Lindle Road,	Harrisburg,	Pennsylvania	17111
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(717)	532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

(d) Barbara E. Brobst has been appointed to the Board of Directors of Orrstown Financial Services, Inc. (the "Company") and its subsidiary bank, Orrstown Bank (the "Bank"), effective February 1, 2025. Ms. Brobst served as the Executive Vice President, Chief Human Resources Officer of the Company and the Bank from 2015 to 2022. Prior to that, she served as Senior Vice President for Human Resources of the Bank from 2011 to 2015 and Senior Vice President and Senior Trust Officer of the Bank from 2000 to 2011. Now retired, Ms. Brobst is an experienced banking executive with over 40 years of experience and significant expertise in Trust, Wealth, and Investment Services, Governance, Strategic Planning, and Human Resource Management. She has extensive ties to south-central Pennsylvania, having previously served on the Board of Directors of several non-profit, charitable and professional organizations.
The Company has not yet determined which committees of the Board of Directors Ms. Brobst will serve on.
Ms. Brobst will be entitled to receive the same compensation paid to the non-employee directors of the Company, which currently consists of an annual retainer and annual equity grants made under the Company's equity incentive plan. Ms. Brobst will also have the option to participate in the Company's non-qualified deferred compensation plan on the same terms offered to all other non-employee directors of the Company.
There are no family relationships between Ms. Brobst and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Brobst pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing Ms. Brobst's appointment to the Board of Directors of the Company and the Bank is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 3, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: February 3, 2025	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)